                                                                    EXHIBIT 10.2


                                                                 March 23, 2005

THE A CONSULTING TEAM, INC.
200 Park Avenue South
Suite 901
New York, New York 10003
    Attn: Shmuel BenTov

INTERNATIONAL OBJECT TECHNOLOGY, INC.
77 Brant Avenue
Clark, New Jersey 07060
     Attn: Shmuel BenTov

Re: LOAN AND SECURITY AGREEMENT DATED AS OF MARCH 23, 2004, BY AND AMONG THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT
         TECHNOLOGY, INC., AND KELTIC FINANCIAL PARTNERS, LP

                  $4,000,000 REVOLVING LOAN

                  FIRST MODIFICATION TO MARCH 23, 2004 RESTATED AND AMENDED LOAN AND SECURITY AGREEMENT BY AND AMONG THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT
                  TECHNOLOGY, INC., AND KELTIC FINANCIAL PARTNERS, LP

Dear Mr. BenTov:


         THE A CONSULTING TEAM, INC. (hereinafter "TACT"), INTERNATIONAL OBJECT TECHNOLOGY, INC. (hereinafter "IOT") and KELTIC FINANCIAL PARTNERS, LP (hereinafter "KELTIC") are parties to a certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 (hereinafter the "LOAN AGREEMENT"). TACT and IOT are each hereinafter individually referred to as "BORROWER" and collectively referred to as "BORROWERS".

         Keltic understands that prior to giving effect to the transaction discussed below, the authorized, issued, outstanding and owned common and preferred shares of TACT and IOT stock are as follows:

         (a) TACT's shares of common stock (hereinafter the "TACT COMMON SHARES") are publicly traded.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 2



         (b) Control of TACT's Common Shares is held by Shmuel BenTov (hereinafter sometimes called the "SELLING SHAREHOLDER").

         (c) TACT was authorized to issue and did in fact issue 530,304 shares of $0.01 par value Series A preferred stock (hereinafter "TACT'S SERIES A PREFERRED STOCK") for a total purchase price of $350,000.64 (i.e., 530,304 shares multiplied by a purchase price of $0.66 per share). All of TACT's Series A Preferred Stock is outstanding on the date hereof and is held entirely by the Selling Shareholder. TACT's Series A Preferred Stock pays a semi-annual dividend in an amount calculated at 7% of its initial purchase price of $350,000.64.

         (d) TACT was authorized to issue and did in fact 41,311 shares of $0.01 par value Series B preferred stock (hereinafter "TACT'S SERIES B PREFERRED STOCK") for a total purchase price of $27,265.26 (i.e., 41,311 shares multiplied by a purchase price of $0.66 per share). All of TACT's Series B Preferred Stock is outstanding on the date hereof and is held entirely by Yossi Vardi. TACT's Series B Preferred Stock pays a semi-annual dividend in an amount calculated at 7% of its initial purchase price of $27,265.26.

         (e)      All of IOT's shares of common stock are held by TACT.

         TACT has advised Keltic that the following has occurred or is to occur:

         (a) TACT'S ACQUISITION OF SHARES OF VANGUARD INFO-SOLUTIONS CORPORATION BY GIVING TACT COMMON SHARES IN EXCHANGE THEREFOR:

                  (1) On January 21, 2005, TACT entered into a Share Exchange Agreement (hereinafter the "SHARE EXCHANGE AGREEMENT").

                  (2) The parties to the Share Exchange Agreement are TACT, VANGUARD INFO-SOLUTIONS CORPORATION (a New Jersey corporation formerly known as 13213 Solutions, Inc., and hereinafter "VANGUARD"), the stockholders of Vanguard named therein (hereinafter the "VANGUARD STOCKHOLDERS") and the authorized representative named therein.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 3



                  (3) Pursuant to the Share Exchange Agreement, TACT has agreed to the following transactions (hereinafter collectively the "EXCHANGE TRANSACTION"):

                                    TACT will acquire all of the issued and
                                    outstanding shares of capital sock of
                                    Vanguard in exchange for an aggregate of 7,312,796 shares of TACT Common Shares. Of such 7,312,796 TACT Common Shares, 6,312,796 TACT Common Shares will be issued to the Vanguard Stockholders upon consummation of the transactions contemplated by the Share Exchange Agreement. Of such 7,312,796 TACT Common Shares, 1,000,000 TACT Common Shares will be delivered by TACT into escrow for a period of one year to secure indemnification obligations of certain of the Vanguard Stockholders.

                  (4) The consummation of the Exchange Transaction requires the approval of the existing holders of TACT Common Shares and is subject to customary conditions to closing, as well as the consummation of the Company Stock Purchase Transaction and the Selling Shareholder Stock Purchase Transaction, each as defined below.

                  (5) TACT engaged Ehrenkrantz King Nussbaum Inc. as its financial advisor in connection with the Exchange Transaction, who opined to TACT's board of directors that the terms and conditions of the Exchange Transaction were fair to the current holders of TACT Common Shares.

         (b)      TACT'S SALE OF TACT COMMON SHARES TO OAK FINANCE INVESTMENTS
                  LIMITED:

                  (1) On January 21, 2005, TACT and Oak Finance Investments Limited (a British Virgin Islands company and hereinafter "OAK") entered into a Stock Purchase Agreement (hereinafter the "COMPANY STOCK PURCHASE AGREEMENT").

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 4



                  (2) Pursuant to the Company Stock Purchase Agreement, the following will occur:

                                    TACT will sell, and Oak will purchase,
                                    625,000 TACT Common Shares at a purchase price of $8.00 per TACT Common Share. TACT also granted to Oak, or an assignee of Oak, an option to purchase an additional 625,000 TACT Common Shares at a purchase price of $8.00 per TACT Common Share within 120 days of the consummation of the transactions contemplated by the Company Stock Purchase Agreement.

                  (3) The consummation of the transactions contemplated by the Company Stock Purchase Agreement requires the approval of the existing holders of TACT Common Shares and is subject to customary conditions to closing, as well as the consummation of the Exchange Transaction and the Selling Shareholder Stock Purchase Transaction.

         (c) SHMUEL BENTOV'S SALE OF TACT COMMON SHARES TO OAK FINANCE INVESTMENTS LIMITED:

                  (1) On January 21, 2005, Oak and the Selling Shareholder Shmuel BenTov entered into a Stock Purchase Agreement (hereinafter the "SHAREHOLDER STOCK PURCHASE AGREEMENT").

                  (2) Pursuant to the Shareholder Stock Purchase Agreement, the following will occur:

                                    Shmuel BenTov, as the Selling Shareholder, will sell, and Oak will purchase, 1,024,697 TACT Common Shares beneficially owned by the Selling Shareholder Shmuel BenTov at a purchase price of $10.25 per TACT Common Share (hereinafter the "SELLING SHAREHOLDER STOCK PURCHASE TRANSACTION"), provided, that if TACT does not pay a dividend on the TACT Common Shares of $0.75 per TACT Common Share on or prior to the date that the transactions contemplated by

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 5



                                    the Shareholder Stock Purchase Agreement are consummated, then the price per TACT Common Share payable to the Selling Shareholder shall be increased by the amount of the difference between $0.75 and the amount of any dividend actually paid.

                  (3) The consummation of the transactions contemplated by the Shareholder Stock Purchase Agreement is subject to customary conditions to closing, as well as the consummation of the Exchange Transaction and the Company Stock Purchase Transaction and TACT and the Selling Shareholder entering into an amendment to the Selling Shareholder's existing employment agreement.

         (d) CONVERSION OF TACT SERIES A PREFERRED STOCK OWNED BY SHMUEL BENTOV INTO TACT COMMON SHARES: Prior to the consummation of the Selling Shareholder Stock Purchase Transaction, the Selling Shareholder Shmuel BenTov is required to convert all shares of TACT Series A Preferred Stock owned by him into TACT Common Shares.

         (e) CONVERSION OF TACT SERIES B PREFERRED STOCK OWNED BY YOSSI VARDI INTO TACT COMMON SHARES: Prior to the consummation of the Share Exchange Agreement, Yossi Vardi is required to convert all shares of TACT Series B Preferred Stock owned by him into TACT Common Shares.

         (f) VOTING AGREEMENT BY SELLING SHAREHOLDER SHMUEL BENTOV IN FAVOR OF OAK FINANCE INVESTMENTS LIMITED:

                  (1) The Selling Shareholder Shmuel BenTov and Oak entered into a Principal Shareholder's Agreement (hereinafter the "VOTING AGREEMENT") in connection with their execution and delivery of the Shareholder Stock Purchase Agreement.

                  (2) Pursuant to the Voting Agreement, the Selling Shareholder has agreed to, among other things, vote all TACT Common Shares beneficially owned by him (excluding 3,750 TACT Common Shares beneficially owned by the Selling Stockholder but held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 6



                           Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT called to approve such transactions (or any written consents distributed in lieu of a meeting).

                  (3) The Selling Shareholder has also granted Oak an irrevocable proxy to, among other things, vote all TACT Common Shares beneficially owned by him (excluding 3,750 TACT Common Shares beneficially owned by the Selling Stockholder but held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT called to approve such transactions (or any written consents distributed in lieu of a meeting).

         (g) TACT'S EMPLOYMENT AGREEMENT WITH ITS CHIEF FINANCIAL OFFICER RICHARD D. FALCONE:

                  (1) On January 21, 2005, TACT entered into an employment agreement (hereinafter the "New Employment Agreement") with its chief financial officer, Richard
                           D. Falcone.

                  (2) The terms of the New Employment Agreement will become effective upon the consummation of the Exchange Transaction.

                  (3)      The term of the Employment Agreement is three years.

         (h) CHANGE IN CONTROL OF TACT'S OWNERSHIP: If the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement are ultimately consummated, TACT will undergo a change in ownership control.

         (i)      CHANGE IN CONTROL OF TACT'S MANAGEMENT:

                  (1) If the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement are ultimately

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 7



                           consummated, TACT will undergo a change in management control.

                  (2) On January 20, 2005, the Board of Directors of TACT voted to expand the size of the Board of Directors from the current four members to five members. It is currently contemplated that Shmuel BenTov and Reuven Battat will resign from TACT's Board of Directors prior to the consummation of the Share Exchange Transaction, thereby leaving 2 remaining directors, i.e., Steven Mukamal and William Miller.

                  (3) Following the consummation of the Exchange Transaction, the remaining directors Steven Mukamal and William Miller will elect Andrew Harry Ball and William A. Newman to fill the vacancies created by the resignations of Shmuel BenTov and Reuven Battat. It is contemplated that a fifth director Joseph Harris, who will be independent, will also be elected. It is currently contemplated that five directors will constitute the Board of Directors.

                  (4) Following consummation of the Exchange Transaction, Vanguard's Chief Executive Officer will assume the role of Chief Executive Officer of TACT.

                  (5) Shmuel BenTov, TACT's current Chief Executive Officer, will remain with TACT in a business development and advisory role and his existing employment agreement will be amended in a manner consistent with the foregoing.

         (j) CHANGE OF TACT'S NAME FROM "THE A CONSULTING TEAM, INC." TO "VANGUARD INFO-SOLUTIONS INTERNATIONAL INC.":

                  (1) On January 20, 2005, TACT's Board of Directors voted to approve the change of TACT's name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." (hereinafter the "NAME CHANGE").

                  (2) The Name Change requires the approval of the holders of a majority of the TACT Common Shares.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 8




         (k) DECLARATION OF CASH DIVIDEND TO SHAREHOLDERS OF ISSUED AND OUTSTANDING COMMON STOCK AND PREFERRED STOCK OF TACT: On January 20, 2005, TACT's Board of Directors voted to approve the declaration of a cash dividend of $0.75 per share on the shares of issued and outstanding TACT Common Shares and TACT preferred stock to the holders of record of such TACT Common Shares and TACT preferred stock as of a date to be determined subsequently by TACT's Board of Directors (hereinafter the "Dividend"). The payment of the Dividend will be contingent upon the consummation of the transactions contemplated by the Share Exchange Agreement and the Company Stock Purchase Agreement.

         (1) "CHANGE IN BUSINESS": TACT and IOT advise that the implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement would constitute a material change in the nature of business as conducted by TACT and/or IOT.

         (m) ANTICIPATED FAILURE TO COMPLY WITH EBITDA COVENANT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT: TACT and IOT advise that they anticipate that they will fail to comply with the EBITDA Covenant set forth in Section 15.23 of the Loan Agreement as at the test date of March 31, 2005. TACT and IOT request a waiver of any such failure to comply with the aforesaid EBITDA Covenant set forth in Section 15.23 of the Loan Agreement as at the test date of March 31, 2005.

         (n)      RELEASE OF SHMUEL BENTOV FROM VALIDITY/SUPPORT OBLIGATIONS:
                  Pursuant to the terms of a certain instrument of validity and support dated as of March 23, 2004, and entitled "Validity and Support Agreement", the Selling Shareholder Shmuel BenTov has made certain representations and covenants and given certain warranties relating to TACT, the Loan Agreement and the Collateral as defined in and given to Keltic thereunder. In light of his remaining with TACT solely in a business development and advisory role after the consummation of the transactions contemplated by the Share Exchange Agreement and the Company Stock Purchase Agreement, Selling Shareholder Shmuel BenTov has requested his release from his obligations under the aforesaid "Validity and Support Agreement".

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 9



         (o) Relevant Transaction Documents: All of the foregoing has been implemented by the following documents:

                  (1) Share Exchange Agreement, dated as of January 21, 2005, among Vanguard, the Vanguard Stockholders, the authorized representative named therein and TACT.

                  (2) Company Stock Purchase Agreement, dated as of January 21, 2005, by and between Oak and TACT.

                  (3) Shareholder Stock Purchase Agreement, dated as of January 21, 2005, between Oak and Selling Shareholder Shmuel BenTov.

                  (4) Voting Agreement, dated as of January 21, 2005, by and between Oak and Selling Shareholder Shmuel BenTov.

                  (5) Employment Agreement, dated as of January 21, 2005, between TACT and Richard D. Falcone.

                  (6)      Certificate of Amendment (to Articles of
                           Incorporation);



         TACT and IOT have asked for Keltic's approval of the foregoing. Keltic's approval is required because each of the above described transactions would otherwise violate various provisions of the Loan Agreement. This is so for various reasons, including without limitation each of the following:

         Section 14.1 of the Loan Agreement provides as follows:



                  AFFIRMATIVE COVENANTS. Each Borrower represents and warrants that, so long as it shall have any Obligations to Lender hereunder, each such Borrower will:

                  14.1. BUSINESS AND EXISTENCE. Preserve and maintain each such Borrower's separate corporate existence and rights, privileges and franchises in connection herewith.

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement would

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 10



violate the aforesaid Section 14.1 of the Loan Agreement by materially and directly changing TACT'S rights, privileges and franchises and by materially and indirectly changing IOT's rights, privileges and franchises.

         Section 14.2 of the Loan Agreement provides as follows:

                  AFFIRMATIVE COVENANTS. Each Borrower represents and warrants that, so long as it shall have any Obligations to Lender hereunder, each such Borrower will:

                  14.2 TRADE NAMES. Transact business in each such Borrower's own name and invoice all of each such Borrower's Receivables in each such Borrower's own name.

         TACT'S change of its name from "The A Consulting Team, Inc." to "Vanguard InfoSolutions International Inc." would violate the aforesaid Section
14.2 of the Loan Agreement.

         Section 15.2 of the Loan Agreement provides as follows:

                  NEGATIVE COVENANTS. So long as either Borrower shall have any Obligations to Lender hereunder and unless Lender has first consented thereto in writing, Borrowers shall not:

                  15.2 MERGERS; CONSOLIDATIONS; ACQUISITIONS. Enter into any merger, consolidation, reorganization or recapitalization after the date hereof with any other Person except for such mergers, consolidations, reorganizations and recapitalizations that (i) have been disclosed to and consented to by Lender in writing, such consent not to be unreasonably withheld, and
                  (ii) do not have a Material Adverse Effect; ... acquire the stock or assets of any Person, whether by merger, consolidation, purchase of stock or otherwise except for mergers, consolidations, purchases of stock or otherwise that have been disclosed to and consented to by Lender; . . ..

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement would violate the above excerpted provisions of Section
15.2 of the Loan Agreement. In addition, the

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 11



conversion of TACT Series A Preferred Stock owned by Shmuel BenTov into TACT Common Shares and the conversion of TACT Series B Preferred Stock owned by Yossi Vardi into TACT Common Shares would also violate the above excerpted provisions of Section 15.2 of the Loan Agreement.

         Section 15.6 of the Loan Agreement provides as follows:

                  NEGATIVE COVENANTS. So long as either Borrower shall have any Obligations to Lender hereunder and unless Lender has first consented thereto in writing, Borrowers shall not:

                  15.6. DIVIDENDS AND DISTRIBUTIONS. Pay any cash dividends (provided, however, that payment of cash dividends on TACT's Series A and Series B Preferred Stock is permitted so long as no Event of Default has occurred and is continuing hereunder), make any capital distribution in cash or other property or return of capital ... or take any action which would have an effect equivalent to any of the foregoing ....

         TACT's payment of dividends on the TACT Common Shares would violate the aforesaid Section 15.6 of the Loan Agreement.

         Section 15.7 of the Loan Agreement provides as follows:

                  NEGATIVE COVENANTS. So long as either Borrower shall have any Obligations to Lender hereunder and unless Lender has first consented thereto in writing, Borrowers shall not:

                  15.7. BORROWERS' NAMES AND OFFICES. Transfer either Borrower's chief executive office or change its company name or office where it maintains records (including computer printouts and programs) with respect to Receivables, except upon not less than thirty (30) days advance written notice to Lender and after the delivery to Lender of financing statements in form and content satisfactory to Lender; provided, however, in no event shall such Transfer be permitted if it shall render unperfected or otherwise impair Lender's security interest in the Collateral.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 12



         TACT's change of its name from "The A Consulting Team, Inc." to "Vanguard InfoSolutions International Inc." would violate the aforesaid Section
15.7 of the Loan Agreement.

         Section 15.16 of the Loan Agreement provides as follows:

                  NEGATIVE COVENANTS. So long as either Borrower shall have any Obligations to Lender hereunder and unless Lender has first consented thereto in writing, Borrowers shall not:

                  15.16. MODIFICATION OF GOVERNING DOCUMENTS. Make or permit any change, alteration or modification of its Certificate of Incorporation or By-laws which would result in a Material Adverse Effect, or make any other change, alteration or modification thereto except upon prompt written notice to Lender.

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement and their effect on the management and control of TACT would result in a Material Adverse Effect, thereby violating the aforesaid
Section 15.16 of the Loan Agreement. In addition, TACT's change of its name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." would also result in a Material Adverse Effect, thereby violating the aforesaid
Section 15.16 of the Loan Agreement.

         Section 15.17 of the Loan Agreement provides as follows:

                  NEGATIVE COVENANTS. So long as either Borrower shall have any Obligations to Lender hereunder and unless Lender has first consented thereto in writing, Borrowers shall not:

                  15.17. CHANGE OF BUSINESS. Cause or permit a material change in the nature of its business as conducted on the date of this Agreement.

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement would constitute a material change in the nature of the business conducted by TACT and/or IOT, thereby violating the aforesaid Section 15.17 of the Loan Agreement.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 13



         Section 19.1 (c) of the Loan Agreement provides as follows:

                  19.1 DEFAULTS. Upon the happening of any of the following events (collectively, "Events of Default"):

                                      * * *

                  (c) if either Borrower shall fail to comply with any term, condition, covenant or warranty of or in this Agreement, any other Loan Document or any other agreement between Lender and either Borrower ... and such failure continues for a period in excess of twenty (20) days after notice thereof is given by Lender to Borrowers;

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement and their effect on the management and control of TACT violates various terms, conditions, covenants and/or warranties of or in the Loan Agreement, thereby violating the aforesaid Section 19.1 (c) of the Loan Agreement. In addition, TACT's change of its name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." violates various terms, conditions, covenants and/or warranties of or in the Loan Agreement, thereby violating the aforesaid Section 19.1 (c) of the Loan Agreement.

         Section 19.1(1) of the Loan Agreement provides as follows:



                  19.1 DEFAULTS. Upon the happening of any of the following events (collectively, "Events of Default"):

                  (1) upon the occurrence and continuance of any Material Adverse Effect, which in the sole and absolute opinion of Lender, impairs Lender's security or increases its risks;

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement and their effect on the management and control of TACT violates various terms, conditions, covenants and/or warranties of or in the Loan Agreement, thereby violating the aforesaid Section 19.1(1) of the Loan Agreement. In addition, TACT's change of its name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." violates various terms, conditions, covenants and/or warranties of or in the Loan Agreement, thereby violating the aforesaid Section 19.1(1) of the Loan Agreement.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 14



         Section 19.1 (m) of the Loan Agreement provides as follows:

                  19.1 DEFAULTS. Upon the happening of any of the following events (collectively, "EVENTS OF DEFAULT"):

                  (m) if Shmuel BenTov ceases to own at least ten percent (10%) of the shares of voting stock of or other ownership interests in Borrower TACT;

         The execution and implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement and their effect on the management and control of TACT directly violates the aforesaid Section 19.1 (m) of the Loan Agreement.

         In recognition of the foregoing and as set forth above, TACT and IOT have requested that Keltic permit TACT to execute and implement the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement and their effect on the management and control of TACT.

         In this regard, please be advised that Keltic will honor the request of TACT and IOT and does hereby do each of the following:

         (1) KELTIC'S CONSENT TO SHARE EXCHANGE AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREBY: Keltic consents to TACT's entry into the Share Exchange Agreement with Vanguard, the Vanguard Stockholders and the authorized representative named therein pursuant to which TACT will acquire all of the issued and outstanding shares of capital sock of Vanguard in exchange for an aggregate of 7,312,796 shares of TACT Common Shares. Keltic further consents to 6,312,796 of such 7,312,796 TACT Common Shares being issued to the Vanguard Stockholders upon consummation of the transactions contemplated by the Share Exchange Agreement. Keltic further consents to 1,000,000 of such 7,312,796 TACT Common Shares being delivered by TACT into escrow for a period of one year to secure indemnification obligations of certain of the Vanguard Stockholders.

         (2) KELTIC'S CONSENT TO COMPANY STOCK PURCHASE AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREBY: Keltic consents to TACT's entry into the Company Stock Purchase Agreement with Oak pursuant to which TACT will sell, and Oak will purchase, 625,000 TACT Common Shares at a purchase price of $8.00 per TACT Common Share. Keltic also consents to TACT's granting to Oak, or an assignee of Oak, an option to purchase an additional 625,000 TACT Common Shares at a purchase price of $8.00 per TACT Common Share within 120 days of the consummation of the transactions contemplated by the Company Stock Purchase Agreement.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 15



         (3) KELTIC'S CONSENT TO SHAREHOLDER STOCK PURCHASE AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREBY: Keltic consents to the Selling Shareholder Shmuel BenTov's entry into the Shareholder Stock Purchase Agreement with Oak pursuant to which the Selling Shareholder will sell, and Oak will purchase, 1,024,697 TACT Common Shares beneficially owned by the Selling Shareholder at a purchase price of $10.25 per TACT Common Share. In the event that TACT does not pay a dividend on the TACT Common Shares of $0.75 per TACT Common Share on or prior to the date that the transactions contemplated by the Shareholder Stock Purchase Agreement are consummated, then Keltic consents to the price per TACT Common Share payable to the Selling Shareholder being increased by the amount of the difference between $0.75 and the amount of any dividend actually paid.

         (4) KELTIC'S CONSENT TO CONVERSION OF TACT SERIES A PREFERRED STOCK OWNED BY SHMUEL BENTOV INTO TACT COMMON SHARES: Keltic consents to the Selling Shareholder converting all shares of TACT Series A Preferred Stock owned by him into TACT Common Shares prior to the consummation of the Selling Shareholder Stock Purchase Transaction.

         (5) KELTIC'S CONSENT TO CONVERSION OF TACT SERIES B PREFERRED STOCK OWNED BY YOSSI VARDI INTO TACT COMMON SHARES: Keltic consents to Yossi Vardi converting all shares of TACT Series B Preferred Stock owned by him into TACT Common Shares prior to the consummation of the Stock Exchange Agreement.

         (6) KELTIC'S CONSENT TO VOTING AGREEMENT AND ACTIONS CONTEMPLATED
THEREBY: Keltic consents to the Selling Shareholder and Oak entry into the Voting Agreement in connection with their execution and delivery of the Shareholder Stock Purchase Agreement. Keltic also consents to the Selling Shareholder's agreement set forth in the Voting Agreement to, among other things, vote all TACT Common Shares beneficially owned by him (excluding 3,750 TACT Common Shares beneficially owned by the Selling Stockholder but held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT called to approve such transactions (or any written consents distributed in lieu of a meeting). Keltic also consents to the Selling Shareholder's grant to Oak of an irrevocable proxy to, among other things, vote all TACT Common Shares beneficially owned by him (excluding 3,750 TACT Common Shares beneficially owned by the Selling Stockholder but held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT called to approve such transactions (or any written consents distributed in lieu of a meeting).

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 16



         (7) KELTIC'S CONSENT TO EMPLOYMENT AGREEMENT AND ACTIONS CONTEMPLATED
THEREBY: Keltic consents to TACT's entry into the Employment Agreement with its chief financial officer Richard D. Falcone and to its becoming effective upon the consummation of the Exchange Transaction and its term of three years.

         (8) KELTIC'S CONSENT TO CHANGE OF OWNERSHIP CONTROL OF TACT: If the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement are ultimately consummated, Keltic consents to the resulting a change in control of TACT.

         (9) KELTIC'S CONSENT TO CHANGE OF MANAGEMENT CONTROL OF TACT: Keltic consents to the actions taken by TACT's Board of Directors to expand the size of the Board of Directors from the current four members to five members, it being understood that (a) Shmuel BenTov and Reuven Battat will resign from TACT's Board of Directors prior to the consummation of the Share Exchange Transaction, thereby leaving 2 remaining directors, i.e., Steven Mukamal and William Miller and (b) following the consummation of the Exchange Transaction, the remaining directors Steven Mukamal and William Miller will elect Andrew Harry Ball and William A. Newman to fill the vacancies created by the resignations of Shmuel BenTov and Reuven Battat and (c) it is contemplated that a fifth director Joseph Harris, who will be independent, will also be elected and (d) it is currently contemplated that five directors will constitute the Board of Directors and (e) following consummation of the Exchange Transaction, Vanguard's Chief Executive Officer will assume the role of Chief Executive Officer of TACT and (f) Shmuel BenTov, TACT's current Chief Executive Officer, will remain with TACT solely in a business development and advisory role and his existing employment agreement will be amended in a manner consistent with the foregoing.

         (10) KELTIC'S CONSENT TO TACT'S NAME CHANGE: Keltic consents to the change of TACT's name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." subject to the approval of the holders of a majority of TACT's outstanding voting capital stock.

         (11) KELTIC'S CONSENT TO PAYMENT OF DIVIDENDS: Keltic consents to TACT's declaration and payment of a cash dividend of $0.75 per share on the shares of issued and outstanding common stock and preferred stock of TACT to the holders of record of such shares of common stock and preferred stock of TACT as of a date to be determined subsequently by TACT's Board of Directors, such payment to be contingent upon the consummation of the transactions contemplated by the Share Exchange Agreement and the Company Stock Purchase Agreement.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 17



         (12) KELTIC'S CONSENT TO TACT'S AND/OR IOT'S CHANGE OF BUSINESS: Keltic consents to TACT's and IOT's material change in business.

         (13) KELTIC'S CONSENT TO ANTICIPATED FAILURE TO COMPLY WITH EBITDA COVENANT SET FORTH IN SECTION 15.23 OF THE LOAN AGREEMENT: Keltic consents to TACT's and IOT's failure to comply with the EBITDA Covenant set forth in Section
15.23 of the Loan Agreement as at the test date of March 31, 2005, and only as at such test date.

         (14) KELTIC'S RELEASE OF SHMUEL BENTOV FROM HIS VALIDITY/SUPPORT
OBLIGATIONS: Keltic agrees to release Shmuel BenTov from his obligations as set forth in his certain instrument of validity and support dated as of March 23, 2004, and entitled "Validity and Support Agreement", effective upon the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement and the resulting changes in TACT's ownership control and management control.

         Keltic's aforesaid consents and/or waivers of any defaults that would otherwise occur under the Loan Agreement (x) arising out of the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's business, ownership control and management control and (y) arising out of TACT's and IOT's failure to comply as at March 31, 2005, with the EBITDA covenant set forth in section 15.23 of the Loan Agreement (all of such consents and/or waivers collectively, "Keltic's Consents and Waivers") are subject to confirmation and acceptance by TACT and IOT of the terms and conditions set forth below.

         Such confirmation and acceptance must be given by the existing Board of TACT and IOT prior to the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's ownership control and management control (and acceptance by TACT and IOT of this letter by their execution of a copy hereof PRIOR TO the date of the consummation of such transactions will be deemed such confirmation and acceptance).

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
Page 18



         The terms and conditions upon which Keltic's Consents and Waivers have been given are set forth as follows:

         (1) All of the factual statements set forth in this letter relating to the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's ownership control and management control have been based on materials supplied to Keltic by TACT and IOT. All of such factual statements are true and accurate on the date hereof.

         (2) Keltic's Consents and Waivers relate only to the specific stock recapitalization effected by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement. No other amendments, recapitalizations or transfers are permitted.

         (3) Keltic's Consents and Waivers relate only to the specific change in ownership control and management control effected by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement and the Voting Agreement. No other change in ownership control and management control are permitted, it being intended that ownership control and management control shall now and hereafter be held by the Vanguard Stockholders. The foregoing will be deemed a modification of the Loan Agreement and will be considered a continuing covenant of the Loan Agreement.

         (4) Keltic's Consents and Waivers relate only to TACT's and IOT's failure to comply with the "Change in Business" Covenant set forth in Section
15.17 of the Loan Agreement arising out of the implementation of the Share Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement. No other changes in business are allowed under the Loan Agreement.

         (5) Keltic's Consents and Waivers relate only to TACT's and IOT's failure to comply with the EBITDA Covenant set forth in Section 15.23 of the Loan Agreement as at the test date of March 31, 2005, and only as at such test date. The foregoing will be deemed a modification of the Loan Agreement and will be considered a continuing covenant of the Loan Agreement. TACT and IOT must comply with the EBITDA Covenant set forth in Section 15.23 of the Loan Agreement as at each and every test date occurring after March 31, 2005.

THE A CONSULTING TEAM, INC.
     Attn: Shmuel BenTov
INTERNATIONAL OBJECT TECHNOLOGY, INC.
     Attn: Shmuel BenTov
March 23, 2005
      Page 19


         (6) As of the opening of business on March 9, 2005, no principal sum was due and owing on the Revolving Loan (and interest on the Revolving Loan was current).

         (7) All amounts due and owing under the Loan Agreement and the Loan Documents described therein (including the amounts set forth above) are owed to Keltic without offset, defenses, set-off, deduction, recoupment or counterclaim.

         (8) This letter will be deemed a modification of the Loan Agreement and the obligations of TACT and IOT hereunder will be considered a covenant of the Loan Agreement.

         (9) All of the Loan Documents described and defined in the Loan Agreement shall be deemed to be amended in manner consistent hereto and conforming herewith.

         If TACT and IOT are in agreement with the terms and conditions of this letter, please have existing management execute a copy of this letter and return it to me prior to the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's ownership control and management control.

                                     Very truly yours,

                                     KELTIC FINANCIAL PARTNERS, LP
                                     BY: KELTIC FINANCIAL SERVICES LLC
                                         its general partner
                                         By: /s/ Robert N. Laughlin
                                             Robert N. Laughlin, Managing Member

                     CONSENT OF THE A CONSULTING TEAM, INC.,
                    AND INTERNATIONAL OBJECT TECHNOLOGY, INC.

         Each of THE A CONSULTING TEAM, INC., and INTERNATIONAL OBJECT TECHNOLOGY, INC., hereby agrees to the terms and conditions of the above letter as of March 4, 2005, such date being prior to the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT'S ownership control and management control (all as referenced and described in the foregoing letter).


ATTEST:                                   THE A CONSULTING TEAM, INC.

/s/ Richard Falcone                       /s/ Shmuel BenTov
-------------------                       -----------------
Richard Falcone, Secretary                Shmuel BenTov, Chief Executive Officer


ATTEST:                                   INTERNATIONAL OBJECT TECHNOLOGY, INC.

/s/ Richard Falcone                       /s/ Shmuel BenTov
-------------------                       -----------------
Richard Falcone, Secretary                Shmuel BenTov, Chief Executive Officer

                       CERTIFICATION REGARDING DIRECTORS'
                   RESOLUTIONS OF THE A CONSULTING TEAM, INC.

         The undersigned Richard Falcone, being Secretary of THE A CONSULTING TEAM, INC., a New York corporation, does hereby certify that the following is a true copy of resolutions duly and unanimously adopted by the Board of Directors of THE A CONSULTING TEAM, INC., at a meeting of said directors held on March , 2005 (such date occurring BEFORE the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's ownership control and management control, all as referenced and described in a certain March , 2005 letter of KELTIC FINANCIAL PARTNERS, LP), and that the same are in full force and effect:

         "RESOLVED, that THE A CONSULTING TEAM, INC., be and hereby is authorized to execute that certain Consent attached to a certain March , 2005 letter from KELTIC FINANCIAL PARTNERS, LP (hereinafter called the "MARCH 2005 LETTER MODIFICATION") which March 2005 Letter Modification amends that certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 among THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT TECHNOLOGY, INC., and KELTIC FINANCIAL PARTNERS, LP; and be it

         "FURTHER RESOLVED, that Shmuel BenTov, as president of THE A CONSULTING TEAM, INC., and acting alone and without the need for co-execution by any other officer of THE A CONSULTING TEAM, INC., whether attesting otherwise, be and he hereby is authorized to execute and deliver the aforesaid Consent attached to the March 2005 Letter Modification and any and all other documents and to perform all other actions for and on behalf of THE A CONSULTING TEAM, INC., which may be necessary to effectuate the intent of the foregoing resolution."

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 23, 2005.

                                                /s/ Richard Falcone
                                                -------------------
                                                Richard Falcone, Secretary

                        CERTIFICATION REGARDING DIRECTORS
              RESOLUTIONS OF INTERNATIONAL OBJECT TECHNOLOGY, INC.


         The undersigned Richard Falcone, being Secretary of INTERNATIONAL OBJECT TECHNOLOGY, INC., a New Jersey corporation, does hereby certify that the following is a true copy of resolutions duly and unanimously adopted by the Board of Directors of INTERNATIONAL OBJECT TECHNOLOGY, INC., at a meeting of said directors held on March , 2005 (such date occurring before the consummation of the transactions contemplated by the Share Exchange Agreement, the Company Stock Purchase Agreement, the Shareholder Stock Purchase Agreement, the Voting Agreement and the Employment Agreement and the resulting changes in TACT's ownership control and management control, all as referenced and described in a certain March , 2005 letter of KELTIC FINANCIAL PARTNERS, LP), and that the same are in full force and effect:

         "RESOLVED, that INTERNATIONAL OBJECT TECHNOLOGY, INC., be and hereby is authorized to execute that certain Consent attached to a certain March _, 2005 letter from KELTIC FINANCIAL PARTNERS, LP (hereinafter called the "MARCH 2005 LETTER MODIFICATION") which March 2005 Letter Modification amends that certain Restated and Amended Loan and Security Agreement dated as of March 23, 2004 among THE A CONSULTING TEAM, INC., INTERNATIONAL OBJECT TECHNOLOGY, INC., and KELTIC FINANCIAL PARTNERS, LP; and be it

         "FURTHER RESOLVED, that Shmuel BenTov, as president of INTERNATIONAL OBJECT TECHNOLOGY, INC., and acting alone and without the need for co-execution by any other officer of INTERNATIONAL OBJECT TECHNOLOGY, INC., whether attesting otherwise, be and he hereby is authorized to execute and deliver the aforesaid Consent attached to the March 2005 Letter Modification and any and all other documents and to perform all other actions for and on behalf of INTERNATIONAL OBJECT TECHNOLOGY, INC., which may be necessary to effectuate the intent of the foregoing resolution."

         IN WITNESS WHEREOF, I have hereunto set my hand as of March 23, 2005.



                                                /s/ Richard Falcone
                                                -------------------
                                                Richard Falcone, Secretary